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EXHIBIT 10Q


                                 SECOND AMENDMENT TO
                         AMENDED AND RESTATED LOAN AGREEMENT


    THIS AMENDMENT ("Amendment") is made as of February 1, 1996, by and between American Bank N.A. ("Bank"), Vaughn Communications, Inc. a Minnesota corporation ("Borrower"), and certain subsidiaries of Borrower, Centercom Inc., a Wisconsin corporation and Centercom-South Inc., a Florida corporation (collectively the "Subsidiaries").

    WHEREAS, the parties desire to revise certain terms and provisions contained in that certain Amended and Restated Loan Agreement dated March 31, 1995, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated August 10, 1995, by and between the Borrower and the Bank (collectively the "Agreement"), as provided for herein.

    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

    A. Capitalized terms used herein and not defined shall have the definitions ascribed to them as in the Agreement.

    B.   The Agreement is amended as follows:

         1. Section 1(a) is hereby deleted in its entirety and the following shall be inserted in place thereof:

              "a. COMMITTED REVOLVING CREDIT. Subject to the terms and conditions of this Agreement, up to the sum of Seventeen Million Dollars ($17,000,000.00) (the "Committed Revolving Credit") on a revolving basis, repayable in accordance with the terms of Borrower's promissory note (the "Revolving Note"), with interest on all advances made thereunder at a rate equal to the Bank's Prime Rate (as hereinafter defined) which interest rate shall change when and if such Prime Rate changes. All borrowing hereunder shall be used by Borrower for working capital purposes only and for no other purpose."

         2. Section 1(a)(ii)A is hereby deleted in its entirety and the following shall be inserted in place thereof:

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                     "A.     Seventeen Million Dollars ($17,000,000.00) less
                             the sum of the outstanding principal amounts on any Term Loans (as defined in Section 1(g) hereof) and any letters of credit provided by the Bank for the benefit of the Borrower ("Letter(s) of Credit"); or"

         3. Section 1(a)(iv) is hereby deleted in its entirety and the following shall be inserted in place thereof:

              "iv) The entire principal balance of the Committed Revolving Credit, and all accrued interest thereon shall be payable in full by Borrower on May 31, 1997, as specified in the Revolving Note. Borrower agrees to pay the Bank a fee at the per annum rate of one-quarter of one percent (0.25%) of the average daily unused amount of the Committed Revolving Credit for each quarter for which such fee is to be determined ("Commitment Fee"). Term Notes and Letters of Credit provided by the Bank for Borrower's benefit shall be included as reducing the unused portion of the Committed Revolving Credit for purposes of determining the Commitment Fee. The Bank shall automatically charge Borrower's account number 109-6312 for such Commitment Fee."

         4. Section 1(a)(v) is hereby deleted in its entirety and the following shall be inserted in place thereof:

              "v) The Committed Revolving Credit may include up to $1,000,000.00 of Letters of Credit issued by the Bank for the benefit of the Borrower in support of obligations of the Borrower incurred in the ordinary course of its business. All Letters of Credit shall be in a form acceptable to the Bank, shall expire on or before April 31, 1998 and in connection with the issuance thereof, the Borrower will simultaneously pay the Bank the following fees: (i) for any financial standby Letter of Credit, a fee equal to one and one-half of one percent (1.50%) per annum on the original face amount of each Letter of Credit; (ii) for any commercial Letter of Credit, a fee equal to one-half of one percent (0.50%) per annum of the original face amount of each Letter of Credit; and (iii) any and all Bank's processing fees related to the issuance of such Letter of Credit. The Borrower shall also pay the Bank, on demand, all issuance, amendment, drawing and other fees regularly charged by the Bank to its Letter of Credit customers and all out of pocket


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                     expenses incurred by the Bank in connection with the
                     issuance, amendment, administration or payment of any Letter of Credit."

         5. Section 1(b)(iii) is hereby deleted in its entirety and the following shall be inserted in placed thereof:

              "iii) No new Equipment Term Loans will be made by the Bank to Borrower after May 31, 1997. No Equipment Term Loans will be made in an amount less than Two Hundred and Fifty Thousand Dollars ($250,000.00). No new Equipment Term Loans will be made if an Event of Default exists hereunder."

         6. Section 1(b)(vi) is hereby deleted in its entirety and the following shall be inserted in place thereof:

              "vi) For purposes of this agreement, the Term Loans from Bank to Borrower existing as of the date hereof shall be considered Equipment Term Loans and include that certain Amended and Restated Term Note in the amount of $500,000.00 dated March 31, 1995 and that certain Amended and Restated Term Note in the amount of $371,358.00, dated March 31, 1995."

         7. Section 1(e) is hereby deleted in its entirety and the following shall be inserted in place thereof:

              "PVS TERM LOAN. The Bank agrees to make a term loan to the Borrower to enable the Borrower to replace existing term debt financing of PVS, Inc., a Division of the Borrower ("PVS Term Loan").

              i) The amount of the PVS Term Loan to be made by the Bank to the Borrower will be Four Hundred Thousand Dollars ($400,000.00), and shall be evidenced by a term note in a form acceptable to and prepared by the Bank ("PVS Term Note").

              ii) Interest on the PVS Term Note shall be payable monthly on the last day of each month commencing on _____ 1996 and continuing through ______ 1999 at the floating rate of one-quarter of one percent (0.25%) per annum in excess of the Bank's Prime Rate.


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              iii)   Installments of principal on the PVS Term Note in the
                     amount of $11,111.11 shall be paid on the last day of each month commencing on _________, 1996 and continuing through _________, 1999.

              iv) Accrued interest and principal on the PVS Term Note shall be paid by an automatic charge to Borrower's account no. 109-6312.

              v) The PVS Term Loan shall be secured by all the other collateral provided by Borrower and Subsidiaries to Bank pursuant to this Agreement, the Security Agreement, and any other related loan documents.

              vi) A default rate equal to one percent (1.0%) in excess of the effective rate being charged by the Bank on the outstanding principal of the PVS Term Loan for any period during which an Event of Default exists hereunder. The default rate shall remain in effect until the Bank determines in its sole discretion that the Event of Default no longer exists."

         8.   A new section 1(f) is hereby inserted and shall read as follows:

              "IAAC TERM LOAN. The Bank agrees to make a term loan to the Borrower to enable the Borrower to provide partial financing for the acquisition of Indian Arts and Crafts, Inc. ("IAAC Term Loan").

              i) the amount of the IAAC Term Loan to be made by the Bank to the Borrower will be Five Hundred Thousand Dollars ($500,000.00), and shall be evidenced by a term note in a form acceptable to and prepared by the Bank ("IAAC Term Note").

              ii) Interest on the IAAC Term Note shall be payable monthly on the last day of each month commencing on ________ 1996, and continuing through ________, 2001 at the floating rate of one-quarter of one percent (0.25%) per annum in excess of the Bank's Prime Rate.

              iii) Installments of principal on the IAAC Term Note in the amount of $8,333.33 shall be paid on the last day of each month commencing on ________, 1996 and continuing through _________, 2001.


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              iv)    Accrued interest and principal on the IAAC Term Note shall be paid by an automatic charge to Borrower's account no. 109-6312.

              v) The IAAC Term Loan shall be secured by all the other collateral provided by Borrower and Subsidiaries to Bank pursuant to this Agreement, the Security Agreement, and any other related loan documents.

              vi) A default rate equal to one percent (1.0%) in excess of the effective rate being charged by the Bank on the outstanding principal of the IAAC Term Loan for any period during which an Event of Default exists hereunder. The default rate shall remain in effect until the Bank determines in its sole discretion that the Event of Default no longer exists."

         9.   A new section 1(g) is hereby inserted and shall read as follows:

                     "TERM LOANS AND TERM NOTES.  For purposes of this
              Agreement the Equipment Term Loans, the Acquisition Term Loan, the Equipment Refinance Term Loan, the PVS Term Loan and the IAAC Term Loan are herein collectively referred to as the "Term Loans"; and, the Equipment Term Notes, the Acquisition Term Note, the Equipment Refinance Term Note, the PVS Term Note and the IAAC Term Note are herein collectively referred to as the "Term Notes". Additionally, for purposes of this Agreement, the Revolving Note and the Term Notes are herein collectively referred to as the "Notes" while the Committed Revolving Credit and the Term Loans are herein collectively referred to as the "Loans"."

         10. Section 7(e)(i) is hereby deleted in its entirety and the following shall be inserted in place thereof:

              "i) Tangible Net Worth of at least $6,000,000.00 at all times through January 31, 1996, and of at least $7,000,000.00 at all times thereafter. "Tangible Net Worth" shall mean:
                     (i) book net worth (assets less liabilities); (ii) plus subordinated debt as identified by the Bank to be included in this calculation; (iii) less intangible assets such as goodwill and amounts attributable to non-competition agreements, as identified by the Bank to be included in this calculation; (iv) less any and all receivables from affiliates, whether personal or business."


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         11.  Section 7(e)(ii) is hereby deleted in its entirety and the following shall be inserted in place thereof:

              "ii) Debt Service Coverage shall not be less than $2,700,000.00 for the Borrower's fiscal year ending January 31, 1996, and shall not be less than $3,100,000.00 for the Borrower's fiscal year ending January 31, 1997. "Debt Service Coverage" shall mean net income plus depreciation and amortization, less 33% of all capital expenditures made by the Borrower and Subsidiaries during the fiscal year, less any and all dividends paid by the Borrower and Subsidiaries during the fiscal year."

         12. Section 7(e)(iv) is hereby deleted in its entirety and the following shall be inserted in place thereof:

              "iv) A net after tax profit of not less than $1,900,000.00 for the Borrower's fiscal year ending January 31, 1996, and not less than $2,400,000.00 for the Borrower's fiscal year ending January 31, 1997."

         13. Section 7(e)(v) is hereby deleted in its entirety and the following shall be inserted in placed thereof:

              "v) A net after tax profit of at least $475,000.00 for each of Borrower's fiscal quarters during the Borrower's fiscal year ending January 31, 1996, except for Borrower's fiscal quarter ending April 30, 1995, for which the net after tax profit shall be at least $300,000.00, and a net after tax profit of at least $600,000.00 for each of Borrower's fiscal quarters during the fiscal year ending January 31, 1997, except for Borrower's fiscal quarter ending April 30, 1996, for which the net after tax profit shall be at least $375,000.00."

         14. Section 8(g) is hereby deleted in its entirety and the following shall be inserted in place thereof:

                     "g. Make any capital expenditures (by purchase or lease) for fixed assets, real property or plant and equipment in an aggregate (adding together Borrower's and Subsidiaries' capital expenditures) amount exceeding Three Million Five Hundred Thousand Dollars ($3,500,000.00) during any single fiscal year of the Borrower."


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         15.  Exhibits B and C are hereby deleted in their entirety and the
         Exhibits B and C attached hereto are inserted in place thereof.

    C. The parties hereby acknowledge that the Agreement is in full force and effect and, except as set forth in the Amendment, has not been amended or modified in any respect.

    D. In the event of any conflict between the provisions of the Agreement and this Amendment, the terms of this Amendment shall be controlling.

    IN WITNESS WHEREOF, the parties have caused this Amendment to the Agreement to be executed and delivered on the date and year first above written.


VAUGHN COMMUNICATIONS, INC.            CENTERCOM INC.

BY                                     BY
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ITS                                    ITS
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AMERICAN BANK N.A.                     CENTERCOM-SOUTH INC.

BY                                     BY
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ITS                                    ITS
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